UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2011

FRISCH’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

OHIO	001-07323	31-0523213
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 GILBERT AVENUE, CINCINNATI, OHIO		45206
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 513-961-2660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of the Shareholders of Frisch’s Restaurants, Inc. (Company) was held on October 5, 2011. The shares represented in person and by proxy totaled 4,402,351, which constituted a quorum.

(b)	Proposal 1—ELECTION OF DIRECTORS. Directors who were elected on October 5, 2011 to serve until the 2013 Annual Meeting of Shareholders and until their successors are elected and qualified: Dale P. Brown, Daniel W. Geeding, Craig F. Maier and Jerome P. Montopoli. The final vote tallies are set forth below:

Name	Votes For	Withheld Authority	Broker Non-Votes
Dale P. Brown	3,524,792	32,518	845,041
Daniel W. Geeding	3,524,548	32,762	845,041
Craig F. Maier	3,471,726	85,584	845,041
Jerome P. Montopoli	3,539,152	18,158	845,041

Directors whose terms continued after the Meeting (serving until the 2012 Annual Meeting of Shareholders): Robert J. (RJ) Dourney, Lorrence T. Kellar, Karen F. Maier, William J. Reik, Jr. and Donald H. Walker.

Proposal 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The proposal to ratify the appointment of Grant Thornton LLP to serve as the Company’s Independent Registered Public Accounting Firm for the fiscal year that commenced June 1, 2011 was approved. The final vote tally is set forth below:

Votes For	Votes Against	Abstentions
4,325,743	47,290	29,318

Proposal 3—APPROVAL OF INCENTIVE COMPENSATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 162(M) OF THE INTERNAL REVENUE CODE. The proposal to approve the incentive compensation of the Chief Executive Officer was approved. The final vote tally is set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,440,561	106,536	10,213	845,041

Proposal 4—ADVISORY VOTE ON EXECUTIVE COMPENSATION. The non-binding advisory vote required by the Securities Exchange Act to approve the compensation of named executive officers as described in the Company’s 2011 proxy Statement received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,436,999	109,669	10,642	845,041

Proposal 5—ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION. The non-binding advisory vote required by the Securities Exchange Act on the frequency of future shareholder advisory votes on the approval of the compensation of the Company’s named executive officers received the following votes:

1 year	2 years	3 years	Abstentions	Broker Non-Votes
1,811,027	18,756	1,692,298	35,229	845,041

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRISCH’S RESTAURANTS, INC.
(registrant)

DATE October 6, 2011
BY	/s/ Mark R. Lanning
Mark R. Lanning
Vice President and Chief Financial Officer
Principal Financial Officer
Principal Accounting Officer